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                                                                  EXHIBIT 10.5.9

                       AMENDMENT TO EMPLOYMENT AGREEMENT

          This Amendment to Employment Agreement (the "Amendment") is entered into as of [March 1,] 1996, by and between MDT CORPORATION, a Delaware corporation ("Employer"), and WILLIAM T. HILVERT ("Employee").
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                                   RECITALS

          A. This Amendment is made with reference to that certain Employment Agreement entered into as of April 1, 1995 (the "Employment Agreement"), by and between Employer and Employee. The terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Employment Agreement.

          NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto hereby agree that the Employment Agreement is amended, effective [March 1,] 1996, as follows:

                                  AGREEMENT

          1. Section 10 (c) is amended by adding the following to the end thereof.

     "Notwithstanding the foregoing, Employee shall be entitled to refuse all or any portion of payment or other benefit (as selected by Employee in his sole discretion) under this Agreement if he or she determines that receipt of such payment may result in adverse tax consequences to him or her. The Employer shall be totally and permanently relieved of any obligation to pay any amount which Employee explicitly so refuses in writing."

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IN WITNESS WHEREOF, Employer and Employee have executed this Agreement as of the date first written above.

                                       "EMPLOYER"
                                       MDT CORPORATION


                                       By: /s/ J. Miles Branagan
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                                       "EMPLOYEE"

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                                           /s/ William T. Hilvert
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